EXHIBIT 10.1
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                              EMPLOYMENT AGREEMENT
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     THIS  EMPLOYMENT AGREEMENT (hereinafter referred to as this "AGREEMENT") is entered into as of the 1st day of January, 2000, by and between Home City Federal Savings Bank of Springfield, a savings bank chartered under the laws of the United States (hereinafter referred to as the "EMPLOYER"), and Douglas L. Ulery, an individual (hereinafter referred to as the "EMPLOYEE");

                                   WITNESSETH:

     WHEREAS, the EMPLOYEE is currently employed as the President and Chief Executive Officer of the EMPLOYER;

     WHEREAS, as a result of the skill, knowledge and experience of the EMPLOYEE, the Board of Directors of the EMPLOYER desires to retain the services of the EMPLOYEE as the President and Chief Executive Officer of the EMPLOYER;

     WHEREAS, the EMPLOYEE desires to continue to serve as the President and Chief Executive Officer of the EMPLOYER; and

     WHEREAS, the EMPLOYEE and the EMPLOYER desire to enter into this AGREEMENT to set forth the terms and conditions of the employment relationship between the EMPLOYER and the EMPLOYEE;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the EMPLOYER and the EMPLOYEE hereby agree as follows:

1.     Employment  and  Term.
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     (a)     Term.  Upon  the  terms  and  subject  to  the  conditions  of this
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AGREEMENT,  the  EMPLOYER  hereby  employs the EMPLOYEE, and the EMPLOYEE hereby accepts employment, as the President and Chief Executive Officer of the EMPLOYER. The TERM of this AGREEMENT shall commence on the date first set forth above and shall end twenty-four (24) months thereafter, subject to extension pursuant to subsection (b) of this Section 1 (hereinafter, including any such extensions, referred to as the "TERM"), and to earlier termination as provided herein.

     (b)     Extension.  Prior  to  each  anniversary  of  the  date  of  this
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AGREEMENT,  the  Board  of Directors of the EMPLOYER shall review the EMPLOYEE's performance and this AGREEMENT and document its approval of this AGREEMENT in the board minutes. In connection with such annual review, the TERM shall be extended for a one-year period beyond the then-effective expiration date, provided the Board of Directors of the EMPLOYER determines in a duly adopted resolution that this AGREEMENT should be extended. Any such extension shall be subject to the written consent of the EMPLOYEE.

2.     Duties  of  the  EMPLOYEE.
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     (a)     General  Duties  and Responsibilities.  The EMPLOYEE shall serve as
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the  President  and  Chief  Executive  Officer  of the EMPLOYER.  Subject to the
direction of the Board of Directors of the EMPLOYER, the EMPLOYEE shall have responsibility for the general management and control of the business and affairs of the EMPLOYER and shall perform all duties and shall have all powers which are commonly incident to the office of President and Chief Executive Officer or which, consistent therewith, are delegated to him by the Board of Directors. Such duties shall include, but not be limited to, (1) managing the day-to-day operations of the EMPLOYER, (2) managing the efforts of the EMPLOYER to comply with applicable laws and regulations, (3) marketing of the EMPLOYER and its services,
(4) supervising other employees of the EMPLOYER, (5) providing prompt and accurate reports to the Board of Directors of the EMPLOYER regarding the affairs and conditions of the EMPLOYER, and (6) making recommendations to the Board of Directors of the EMPLOYER concerning the strategies, capital structure, tactics, and general operations of the EMPLOYER.

     (b)     Devotion  of  Entire  Time  to  the  Business of the EMPLOYER.  The
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EMPLOYEE  shall  devote his entire productive time, ability and attention during normal business hours throughout the TERM to the faithful performance of his duties to the EMPLOYER and its holding company and to their subsidiaries and
affiliates.   The  EMPLOYEE shall not directly or indirectly render any services of a business, commercial or professional nature to any person or organization other than the EMPLOYER and Home City Financial Corporation ("HCFC") and their subsidiaries and affiliates without the prior written consent of the Board of Directors of the EMPLOYER; provided, however, that the EMPLOYEE shall not be precluded from
(i) reasonable participation in community, civic, charitable or similar organizations; or (ii) the pursuit of personal investments that do not interfere or conflict with the performance of the EMPLOYEE's duties to the EMPLOYER. Nothing in this section shall limit the EMPLOYEE's right to invest in securities of any business that does not provide services or products of the type or competing with those provided by the EMPLOYER or its subsidiaries or affiliates.

3.     Compensation,  Benefits  and  Reimbursements.
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     (a)     Salary.  The  EMPLOYEE  shall  receive  during  the  TERM an annual
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salary payable in equal installments not less often than monthly.  The amount of such annual salary shall be $115,000 until changed by the Board of Directors of the EMPLOYER in accordance with Section 3(b) of this AGREEMENT.

     (b)     Annual  Salary  Review.  On  or  before  each  anniversary  of  the
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effective  date  of  this  AGREEMENT, the annual salary of the EMPLOYEE shall be reviewed by the Board of Directors of the EMPLOYER and may be maintained or increased, in its discretion, based upon the EMPLOYEE's individual performance and the overall profitability and financial condition of the EMPLOYER. The results of the annual salary review shall be reflected in the minutes of the appropriate meetings of the Board of Directors of the EMPLOYER.

     (c)     Expenses.  In  addition  to any compensation received under Section
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3(a)  or (b) of this AGREEMENT, the EMPLOYER shall pay or reimburse the EMPLOYEE for all reasonable travel, entertainment and miscellaneous expenses incurred in connection with the performance of his duties under this AGREEMENT. Such reimbursement shall be made in accordance with the existing policies and procedures of the EMPLOYER pertaining to reimbursement of expenses to senior management officials.

     (d)     Employee  Benefit  Programs.
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          (i)     During the TERM, the EMPLOYEE shall be entitled to participate in all formally established employee benefit, bonus, pension and profit-sharing plans and similar programs that are maintained by the EMPLOYER from time to time, including programs in respect of group health, disability or life insurance, and all employee benefit plans or programs hereafter adopted in writing by the Board of Directors of the EMPLOYER, for which senior management personnel are eligible, including any employee stock ownership plan, stock option plan or other stock benefit plan (hereinafter collectively referred to as the "BENEFIT PLANS"). Notwithstanding any statement to the contrary contained elsewhere in this Agreement, the EMPLOYER may discontinue or terminate at any time any such BENEFIT PLANS, now existing or hereafter adopted, to the extent permitted by the terms of such plans and applicable law, and shall not be required to compensate the EMPLOYEE for such discontinuance or termination; and

          (ii) After the termination of the employment of the EMPLOYEE in accordance with Section 4 of this AGREEMENT for any reason other than JUST CAUSE (as defined hereinafter), the EMPLOYER shall provide, at the EMPLOYER's expense, from the date of termination until the end of the TERM or until the earlier date the EMPLOYEE obtains substantially equivalent coverage from another full-time employer, substantially the same health, disability and life insurance benefits as are available to retired employees of the EMPLOYER on the date of this AGREEMENT; provided, however, that the EMPLOYER's obligation under this Section 3(d)(ii) shall terminate in the event that the EMPLOYER no longer makes available an employee group health, disability or life insurance program that permits the EMPLOYER to make coverage available for retirees or in the event the EMPLOYER's employee group health, disability or life insurance program does not permit the coverage of the EMPLOYEE.

     (e)     Vacation  and  Sick Leave.  The EMPLOYEE shall be entitled, without
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loss  of  pay, to be absent voluntarily from the performance of his duties under this  AGREEMENT,  subject  to  the  following  conditions:

     (i) The EMPLOYEE shall be entitled to annual vacation and annual sick leave in accordance with the policies periodically established by the Board of Directors of the EMPLOYER for senior management officials of the EMPLOYER; and

     (ii) In addition to paid vacations and sick leave, the EMPLOYEE shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment with the EMPLOYER for such additional period of time and for such valid and legitimate reasons as the Board may, in its discretion, determine, and the Board may grant to the EMPLOYEE a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as such Board, in its discretion, may determine.

4.     Termination  of  Employment.
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     (a)     General.  The  employment  of  the  EMPLOYEE shall terminate at any
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time  during the TERM (i) at the option of the EMPLOYER upon the delivery by the
EMPLOYER of written notice of employment termination to the EMPLOYEE, or (ii) at the option of the EMPLOYEE upon the delivery by the EMPLOYEE of written notice of termination to the EMPLOYER if, unless consented to in writing by the EMPLOYEE, (A) the present capacity or circumstances in which the EMPLOYEE is employed are materially changed (including, without limitation, a material reduction in responsibilities or authority, or the assignment of duties or responsibilities substantially inconsistent with those normally associated with the EMPLOYEE's position described in Section 2(a) of this AGREEMENT), (B) the EMPLOYEE is no longer the President and Chief Executive Officer of the EMPLOYER and HCFC, (C) the EMPLOYEE is required to move his personal residence, or perform his principal executive functions, more than thirty-five (35) miles from his primary office as of the date of the commencement of the TERM of this AGREEMENT, or (D) the EMPLOYER otherwise breaches this AGREEMENT in any material respect.

     (b)     Termination  for  JUST  CAUSE.  In  the  event  that  the  EMPLOYER
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terminates  the  employment  of  the  EMPLOYEE before the expiration of the TERM because of the EMPLOYEE's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure or refusal to perform the duties and responsibilities assigned in this AGREEMENT, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease-and-desist order, conviction of a felony or for fraud or embezzlement, or material breach of any provision of this AGREEMENT (hereinafter collectively referred to as "JUST CAUSE"), the EMPLOYEE shall not receive, and shall have no right to receive, any compensation or other benefits for any period after such termination.

     (c)     Termination  in  Connection  with  a  CHANGE  OF  CONTROL.
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          (i)     In  the  event  that,  in  connection with a CHANGE OF CONTROL
(including, without limitation, a termination other than for JUST CAUSE within six months prior to a CHANGE OF CONTROL) or after a CHANGE OF CONTROL, the employment of the EMPLOYEE is terminated by the EMPLOYER for any reason other than JUST CAUSE before the expiration of the TERM, then the following shall occur:

          (A) The EMPLOYER shall promptly pay to the EMPLOYEE or to his beneficiaries, dependents or estate an amount equal to the product of two multiplied by the greater of the annual salary set forth in Section 3(a) of this AGREEMENT or the annual salary payable to the EMPLOYEE as a result of any annual salary review in accordance with Section 3 (b) of this AGREEMENT;

          (B) The EMPLOYER shall continue to provide to the EMPLOYEE, his dependents, beneficiaries and estate, at the EMPLOYER's expense, health, disability and life insurance benefits as provided in Section 3(d)(ii) of this Agreement, until the expiration of the TERM or until the earlier date the EMPLOYEE obtains substantially equivalent coverage from another full-time employer; and

          (C) The EMPLOYEE shall not be required to mitigate the amount of any payment provided for in this AGREEMENT by seeking other employment or otherwise, nor shall any amounts received from other employment or otherwise by the EMPLOYEE offset in any manner the obligations of the EMPLOYER hereunder, except as specifically stated in subparagraph (B).

          (ii) In the event that, within six months prior to or within one year after a CHANGE OF CONTROL, the employment of the EMPLOYEE is terminated by the EMPLOYEE in accordance with Section 4(a)(ii) of this AGREEMENT before the expiration of the TERM, then the following shall occur:

          (A) The EMPLOYER shall promptly pay to the EMPLOYEE or to his beneficiaries, dependents or estate an amount equal to the product of two multiplied by the greater of the annual salary set forth in Section 3(a) of this AGREEMENT or the annual salary payable to the EMPLOYEE as a result of any annual salary review in accordance with Section 3 (b) of this AGREEMENT;

          (B) The EMPLOYER shall continue to provide to the EMPLOYEE, his dependents, beneficiaries and estate, at the EMPLOYER's expense, health, disability and life insurance benefits as provided in Section 3(d)(ii) of this Agreement, until the expiration of the TERM or until the earlier date the EMPLOYEE obtains substantially equivalent coverage from another full-time employer; and

          (C) The EMPLOYEE shall not be required to mitigate the amount of any payment provided for in this AGREEMENT by seeking other employment or otherwise, nor shall any amounts received from other employment or otherwise by the EMPLOYEE offset in any manner the obligations of the EMPLOYER hereunder, except as specifically stated in subparagraph (B).

     In the event that payments pursuant to this subsection (c) would result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (hereinafter collectively referred to as "SECTION 280G"), such payments shall be reduced to the maximum amount that may be paid under SECTION 280G without exceeding such limits. Payments pursuant to this subsection (c) also may not exceed applicable limits established by the Office of Thrift Supervision (hereinafter referred to as the "OTS"). In the event a reduction in payments is necessary in order to comply with the requirements of this AGREEMENT relating to the limitations of SECTION 280G or applicable OTS limits, the EMPLOYEE may determine, in his sole discretion, which categories of payments are to be reduced or eliminated.

          (d)     Termination  Without CHANGE OF CONTROL.  In the event that the
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employment of the EMPLOYEE is terminated by the EMPLOYER or is terminated by the
EMPLOYEE in accordance with Section 4(a)(ii) of this AGREEMENT before the expiration of the TERM other than (i) for JUST CAUSE or (ii) in connection with or after a CHANGE OF CONTROL, the EMPLOYER shall be obligated (A) to pay to the EMPLOYEE, his designated beneficiaries or his estate, for the remainder of the TERM, the salary set forth in Section 3(a) of this AGREEMENT or the salary payable to the EMPLOYEE as a result of any annual salary review in accordance with Section 3(b) of this AGREEMENT; and (B) to provide to the EMPLOYEE, at the EMPLOYER's expense, health, disability and life insurance benefits as provided in Section 3(d)(ii) of this Agreement, until the expiration of the TERM or until the earlier date the EMPLOYEE obtains substantially equivalent coverage from
another  full-time  employer.   In  the  event  that  payments  pursuant to this
subsection  (d)  would  result  in  the  imposition of a penalty tax pursuant to
SECTION 280G, such payments shall be reduced to the maximum amount that may be paid under SECTION 280G without exceeding those limits. Payments pursuant to this subsection also may not exceed the applicable limits established by the OTS. In the event a reduction in payments is necessary in order to comply with the requirements of this AGREEMENT relating to the limitations of SECTION 280G or applicable OTS limits, the EMPLOYEE may determine, in his sole discretion, which categories of payments are to be reduced or eliminated.

     (e)     Death of the EMPLOYEE.  The TERM shall automatically terminate upon
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the  death  of  the EMPLOYEE.  In the event of such death, the EMPLOYEE's estate shall be entitled to receive the compensation due the EMPLOYEE through the last day of the calendar month in which the death occurred, except as otherwise specified herein.

     (f)     "Golden  Parachute"  Provision.  Any  payments made to the EMPLOYEE
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pursuant  to  this  AGREEMENT  or  otherwise are subject to and conditioned upon their compliance with 12 U.S.C. Sec.1828(k) and any regulations promulgated thereunder.

     (g)     Definition  of  "CHANGE  OF  CONTROL".  A "CHANGE OF CONTROL" shall
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mean  any one of the following events: (i) the acquisition of ownership or power to vote more than 25% of the voting stock of the EMPLOYER or HCFC; (ii) the acquisition of the ability to control the election of a majority of the directors of the EMPLOYER or HCFC; (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the EMPLOYER or HCFC cease for any reason to constitute at least a majority thereof; provided, however, that any individual whose election or nomination for election as a member of the Board of Directors was approved by a vote of at least two-thirds of the directors then in office shall be considered to have continued to be a member of the Board of Directors; or (iv) the acquisition by any person or entity of "conclusive control" of the EMPLOYER within the meaning of 12 C.F.R. Sec.574.4(a), or the acquisition by any person or entity of "rebuttable control" within the meaning of 12 C.F.R. Sec.574.4(b) that has not been rebutted in accordance with 12 C.F.R. Sec.574.4(c). For purposes of this paragraph, the term "person" refers to an individual or corporation, partnership, trust, association, or other organization, but does not include the EMPLOYEE and any person or persons with whom the EMPLOYEE is "acting in concert" within the meaning of 12 C.F.R. Part 574.

     (h)     Legal  Fees.  The  EMPLOYER  shall  promptly pay all legal fees and
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expenses that the EMPLOYEE may incur as a result of the EMPLOYEE or the EMPLOYER contesting the validity or enforceability of this AGREEMENT if a court of competent jurisdiction renders a final decision in favor of the EMPLOYEE with respect to any such contest, or to the extent agreed to by the EMPLOYER and the EMPLOYEE in an agreement of settlement with respect to any such contest.

5.     Special  Regulatory Events.  Notwithstanding Section 4 of this AGREEMENT,
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the obligations of the EMPLOYER to the EMPLOYEE shall be as follows in the event of  the  following  circumstances:

     (a) If the EMPLOYEE is suspended and/or temporarily prohibited from participating in the conduct of the EMPLOYER's affairs by a notice served under
Section 8(e) (3) or (g) (1) of the Federal Deposit Insurance Act (hereinafter referred to as the "FDIA"), the EMPLOYER's obligations under this AGREEMENT shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the EMPLOYER shall (i) pay the EMPLOYEE all of the compensation withheld while the obligations in this AGREEMENT were suspended and (ii) reinstate any of the obligations that were suspended.

     (b) If the EMPLOYEE is removed and/or permanently prohibited from participating in the conduct of the EMPLOYER's affairs by an order issued under
Section 8(e) (4) or (g) (1) of the FDIA, all obligations of the EMPLOYER under this AGREEMENT shall terminate as of the effective date of such order; provided, however, that vested rights of the EMPLOYEE shall not be affected by such termination.

     (c) If the EMPLOYER is in default as defined in Section 3(x)(1) of the FDIA, all obligations under this AGREEMENT shall terminate as of the date of default; provided, however, that vested rights of the EMPLOYEE shall not be affected.

     (d) All obligations under this AGREEMENT shall be terminated, except to the extent of a determination that the continuation of this AGREEMENT is necessary for the continued operation of the EMPLOYER, (i) by the Director of the OTS, or his or her designee at the time that the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the EMPLOYER under the authority contained in Section 13(c) of the FDIA or (ii) by the Director of the OTS, or his or her designee, at any time the Director of the OTS, or his or her designee, approves a supervisory merger to resolve problems related to the operation of the EMPLOYER or when the EMPLOYER is determined by the Director of the OTS to be in an unsafe or unsound condition. No vested rights of the EMPLOYEE shall be affected by any such action.

6.     Consolidation, Merger or Sale of Assets.  Nothing in this AGREEMENT shall
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preclude  the  EMPLOYER  from  consolidating with, merging into, or transferring all, or substantially all, of its assets to another corporation that assumes all of the EMPLOYER's obligations and undertakings hereunder. Upon such a consolidation, merger or transfer of assets, the term "EMPLOYER" as used herein, shall mean such other corporation or entity, and this AGREEMENT shall continue in full force and effect.

7.     Confidential  Information.  The  EMPLOYEE  acknowledges  that  during his
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employment  he  will learn and have access to confidential information regarding the EMPLOYER and its customers and businesses. The EMPLOYEE agrees and covenants not to disclose or use for his own benefit, or the benefit of any other person or entity, any confidential information, unless or until the EMPLOYER consents to such disclosure or use or such information becomes common knowledge in the industry or is otherwise legally in the public domain. The EMPLOYEE shall not knowingly disclose or reveal to any unauthorized person any confidential information relating to the EMPLOYER, its parent, subsidiaries or affiliates, or to any of the businesses operated by them, and the EMPLOYEE confirms that such information constitutes the exclusive property of the EMPLOYER. The EMPLOYEE shall not otherwise knowingly act or conduct himself (a) to the material detriment of the EMPLOYER, its subsidiaries, or affiliates, or
(b)  in a manner which is inimical or contrary to the interests of the EMPLOYER.

8.     Nonassignability.  Neither  this  AGREEMENT  nor  any  right  or interest
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hereunder  shall  be  assignable  by  the  EMPLOYEE, his beneficiaries, or legal representatives without the EMPLOYER's prior written consent; provided, however, that nothing in this Section 8 shall preclude (a) the EMPLOYEE from designating a beneficiary to receive any benefits payable hereunder upon his death, or (b) the executors, administrators, or other legal representatives of the EMPLOYEE or his estate from assigning any rights hereunder to the person or persons entitled thereto.

9.     No  Attachment.  Except  as  required by law, no right to receive payment
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under  this AGREEMENT shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy, or similar process of assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

10.     Indemnification;  Insurance.
        ---------------------------

     (a)     Indemnification.  The EMPLOYER agrees to indemnify the EMPLOYEE and
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his  heirs,  executors, and administrators to the fullest extent permitted under applicable law and regulations, including, without limitation 12 U.S.C. Section 1828(k), against any and all expenses and liabilities reasonably incurred by the EMPLOYEE in connection with or arising out of any action, suit or proceeding in which the EMPLOYEE may be involved by reason of his having been a director or officer of the EMPLOYER or any of its subsidiaries, whether or not the EMPLOYEE is a director or officer at the time of incurring any such expenses or liabilities. Such expenses and liabilities shall include, but shall not be limited to, judgments, court costs and attorney's fees and the cost of reasonable settlements. The EMPLOYEE shall be entitled to indemnification in respect of a settlement only if the Board of Directors of the EMPLOYER has approved such settlement. Notwithstanding anything herein to the contrary, (i) indemnification for expenses shall not extend to matters for which the EMPLOYEE has been terminated for JUST CAUSE, and (ii) the obligations of this Section 10 shall survive the TERM of this AGREEMENT. Nothing contained herein shall be deemed to provide indemnification prohibited by applicable law or regulation.

     (b)     Insurance.  During  the  TERM,  the  EMPLOYER  shall  provide  the
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EMPLOYEE  (and  his  heirs, executors, and administrators) with coverage under a directors' and officers' liability policy at the EMPLOYER's expense, at least equivalent to such coverage provided to directors and senior officers of the EMPLOYER.

11.     Binding  Agreement.  This  AGREEMENT shall be binding upon, and inure to
        ------------------
the benefit of, the EMPLOYEE and the EMPLOYER and their respective permitted successors and assigns.

12.     Amendment  of AGREEMENT.  This AGREEMENT may not be modified or amended,
        -----------------------
except  by  an  instrument  in  writing  signed  by  the  parties  hereto.

13.     Waiver.  No  term or condition of this AGREEMENT shall be deemed to have
        ------
been waived, nor shall there be an estoppel against the enforcement of any provision of this AGREEMENT, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver, unless specifically stated therein, and each waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than the act specifically waived.

14.     Severability.  If,  for  any  reason, any provision of this AGREEMENT is
        ------------
held invalid, such invalidity shall not affect the other provisions of this AGREEMENT not held so invalid, and each such other provision shall, to the full extent consistent with applicable law, continue in full force and effect. If this AGREEMENT is held invalid or cannot be enforced, then any prior Agreement between the EMPLOYER (or any predecessor thereof) and the EMPLOYEE shall be deemed reinstated to the full extent permitted by law, as if this AGREEMENT had not been executed.

15.     Headings.  The headings of the paragraphs herein are included solely for
        --------
convenience of reference and shall not control the meaning or interpretation of any of the provisions of this AGREEMENT.

16.     Governing  Law;  Regulatory Authority.  This AGREEMENT has been executed
        -------------------------------------
and delivered in the State of Ohio and its validity, interpretation, performance, and enforcement shall be governed by the laws of the State of Ohio, except to the extent that federal law is governing. References to the OTS included herein shall include any successor primary federal regulatory authority of the EMPLOYER.

17.     Effect  of  Prior  Agreements.  This  AGREEMENT  contains  the  entire
        -----------------------------
understanding between the parties hereto and supersedes any prior employment agreement between the EMPLOYER or any predecessor of the EMPLOYER and the EMPLOYEE.

18.     Notices.  Any  notice  or  other  communication  required  or  permitted
        -------
pursuant to this AGREEMENT shall be deemed delivered if such notice or communication is in writing and is delivered personally or by facsimile transmission or is deposited in the United States mail, postage prepaid, addressed as follows:

     If  to  the  EMPLOYER:

Home  City  Federal  Savings  Bank  of  Springfield
63  West  Main  Street
Springfield,  Ohio  45502

     If  to  the  EMPLOYEE:

Mr.  Douglas  L.  Ulery
          2548  Erter  Drive
          Springfield,  Ohio  45503


     IN WITNESS WHEREOF, the EMPLOYER has caused this AGREEMENT to be executed by its duly authorized officer, and the EMPLOYEE has signed this AGREEMENT, each as of the day and year first above written.

Attest:     HOME  CITY  FEDERAL  SAVINGS  BANK
     OF  SPRINGFIELD


/s/  Jo  Ann  Holdeman                    By  /s/  Clark  Engelmeier
----------------------                    ------------------------


Attest:


/s/  Jo  Ann  Holdeman                    /s/  Douglas  L.Ulery
----------------------                    ---------------------
Douglas  L.  Ulery